CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Sep. 30, 2012	Dec. 31, 2011
Stockholders' Equity (Deficit):
Preferred stock par value	$ 0.001	$ 0.001
Preferred stock shares authorized	15,000,000	15,000,000
Preferred stock shares issued	0	0
Preferred stock shares outstanding	0	0
Common stock par value	$ 0.001	$ 0.001
Common stock shares authorized	100,000,000	100,000,000
Common stock shares issued	47,646,441	48,613,125
Common stock shares outstanding	47,646,441	48,613,125